UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2014

NATIONAL MENTOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-129179	31-1757086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

313 Congress Street, 6th Floor

Boston, Massachusetts 02210

(Address of Principal executive offices, including Zip Code)

(617) 790-4800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entering into a Material Definitive Agreement.

On October 21, 2014, National Mentor Holdings, Inc. (the “Company”), NMH Holdings, LLC (“Parent”) and certain subsidiaries of the Company, as guarantors, entered into Amendment No. 2 (the “Amendment”) to the Credit Agreement dated as of January 31, 2014 (as amended from time to time, the “Senior Credit Agreement”) by and among the Company, Parent, certain subsidiaries of the Company, as guarantors, Barclays Bank PLC, as administrative agent, and the other agents and lenders named therein (the “Senior Secured Credit Facilities”). The Amendment increases the revolving commitment under the senior secured revolving credit facility (the “Senior Revolver”) by $20.0 million, on terms identical to those applicable to the existing Senior Revolver (including as to pricing, tenor, rights of payment and prepayment and right of security). The aggregate amount of the revolving commitment under the Senior Revolver is now $120.0 million. As of October 21, 2014, the Company had no borrowings under the Senior Revolver.

Although the Company’s availability under the Senior Revolver increased as a result of the Amendment, the covenants in the indenture governing the 12.50% Senior Notes due 2018 issued by the Company will continue to effectively limit the amount of borrowings that the Company may incur under the Senior Revolver.

The foregoing summary of the Amendment is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to the Credit Agreement, dated as of October 21, 2014, among NMH Holdings, LLC, as parent guarantor, National Mentor Holdings, Inc., as borrower, certain subsidiaries of National Mentor Holdings, Inc. party thereto, as guarantors, the lender party thereto and Barclays Bank PLC, as administrative agent, swingline lender and issuing bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL MENTOR HOLDINGS, INC.

/s/ Denis M. Holler
Date: October 24, 2014	Name:	Denis M. Holler
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to the Credit Agreement, dated as of October 21, 2014, among NMH Holdings, LLC, as parent guarantor, National Mentor Holdings, Inc., as borrower, certain subsidiaries of National Mentor Holdings, Inc. party thereto, as guarantors, the lender party thereto and Barclays Bank PLC, as administrative agent, swingline lender and issuing bank.